UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

July 7, 2020

Worksport, LTD (formerly Franchise Holdings International, Inc).

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-27631	65-0782227
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3120 Rutherford Road

Suite 414

Vaughan, Ontario, Canada L4K 0B2

(Address of principal executive offices)

888-554-8789

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FNHI	OTC Markets

Item 7.01 Regulation FD Disclosure

July 7th, 2020 Worksport, Ltd (“FNHI”) issued a press release announcing that it has acquired a new, large volume customers as well as a general update. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 7.01 and the exhibit attached hereto are furnished to, but not filed with, the Securities and Exchange Commission.

Exhibit No.	Description
99.1	Worksport Ltd Signs New U.S. Private Label Supply Contract with Middle Market Customer and Reports Other Major Branded Product Successes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 6th, 2020

Worksport, Ltd.

/s/ Steven Rossi
By:	Steven Rossi
Title:	Chairman of the Board, Chief Executive Officer